SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2011

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois		60527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2011, the Board of Directors of BankFinancial Corporation (the “Company”) approved the extension of the terms of the Employment Period in the Company’s existing Employment Agreements with Named Executive Officers (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) F. Morgan Gasior, Paul A. Cloutier and James J. Brennan to March 31, 2014. Prior to the extensions, the terms of the Employment Periods would have expired on March 31, 2013. The Employment Agreements between Company and these individuals were filed as Exhibits 10.1 through 10.3 to the Report on Form 8-K of the Company filed with the Securities and Exchange Commission on October 20, 2008. On the same date, the Board of Directors of the Company’s principal subsidiary, BankFinancial, F.S.B. (the “Bank”), approved the extension of the terms of the Employment Period in the Bank’s existing Amended and Restated Employment Agreements with Messrs. Gasior, Cloutier, Brennan and Ms. Christa N. Calabrese to March 31, 2014. Prior to the extensions, the terms of the Employment Periods would have expired on March 31, 2013. The foregoing Amended and Restated Employment Agreements were filed as Exhibits 10.1 through 10.3 and 10.5 to the Report on Form 8-K of the Company filed with the Securities and Exchange Commission on May 9, 2008. On the same date, the Board of Directors of the Bank also approved the extension of the terms of the Employment Period in the Bank’s existing Amended and Restated Employment Agreement with Mr. Gregg T. Adams to March 31, 2013. Prior to the extension, the terms of the Employment Period would have expired on March 31, 2012. The foregoing Amended and Restated Employment Agreement was filed as Exhibit 10.30 to the Report on Form 10-K/A of the Company filed with the Securities and Exchange Commission on April 30, 2010.

The forms of the “Extension of Term of Employment Period” that will be used to implement these actions is attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	BankFinancial Corporation Form of Extension of Term of Employment Period

10.2	BankFinancial F.S.B. Form of Extension of Term of Employment Period

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKFINANCIAL CORPORATION

Dated: April 6, 2011	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and
Chief Executive Officer